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                                                                    EXHIBIT 28.4

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20459

                                    FORM 11-K

               [X]     ANNUAL REPORT PURSUANT TO SECTION 15(d)
                       OF THE SECURITIES EXCHANGE ACT OF 1934
                                  (FEE REQUIRED)

                       FOR THE FISCAL YEAR ENDED FEBRUARY 29, 1996

               [ ]     TRANSITION REPORT PURSUANT TO SECTION
                       15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                       FOR THE TRANSITION PERIOD FROM           TO

                          COMMISSION FILE NUMBER 1-5858




                   VAN WATERS & ROGERS LTD./UNIVAR CORPORATION
                               STOCK PURCHASE PLAN
          ------------------------------------------------------------




                               UNIVAR CORPORATION
          ------------------------------------------------------------



                                 P.O. Box 34325
                             Seattle, WA 98124-1325
          ------------------------------------------------------------





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ITEM 1.   FINANCIAL STATEMENTS

          The Plan has no financial statements. Reference is made to Form S-8, Registration Statement, File No. 2-71255 for a description of the Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the trustees (or others persons who administer the Plan) have duly caused this annual report to be signed by the undersigned thereunto duly authorized.

    VAN WATERS & ROGERS LTD./ UNIVAR
    CORPORATION STOCK PURCHASE PLAN

Date:  May 17, 1996                    By: /s/ Gary E. Pruitt
     -------------------                  --------------------
                                          Gary E. Pruitt
                                          Vice President-Finance & Treasurer
                                          Administrator of the Plan

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